                                                               February 1, 1996

[PHOTO OF MARTIN E. ZWEIG APPEARS HERE]

Dear Shareholder:

  The Zweig Fund's net asset value increased 18.3% in the year ended December 31, 1995, including $1.07 in reinvested distributions. During the same period the Standard & Poor's 500 Index gained 37.6%.

  In the fourth quarter of 1995 the Fund's net asset value, including a $0.28 distribution, increased 3.3%. The S&P's 500 Index rose 6.5% during the same period.

  Consistent with our risk-averse policy, the Fund's average equity exposure was approximately 62% for the fourth quarter and 52% for the entire year.

  In retrospect, I wish we had been somewhat more invested earlier in the year. However, my job is to protect against bear markets. Since my indicators were negative, I was very cautious and this is reflected in our performance. You may recall that the Federal Reserve tightened in December of 1994 and again in February of 1995. I never like to fight the Fed--which is one reason we were under-invested. I was protected against undue risk, but this time the risk did not pan out.

  Statistically, if you fight the Fed you are wrong perhaps seven times out of ten. It is always important to remain flexible to meet changing market conditions. As bonds rallied and stocks followed, we increased our exposure. Our research continued to keep us in gear with the markets. We kept raising our exposure and are currently at about 67% in stocks.

  This equity position is more bullish than it appears at first glance. As I mentioned in the previous quarterly report, I like to use as a benchmark for full investment about 80% stocks and 20% bonds. Considering 80% as a fully invested position, we are about 84% long (67%/80%) and that is quite bullish. In the bond segment, we are currently fully invested at 20%. Also, the average duration of our bond portfolio is 7 years, significantly greater than the average bond fund's duration of 5 years. So we are 87% invested overall, with only 13% in cash. This is a very low level of cash for us because we have been as high as 60% at times.

                             DISTRIBUTION DECLARED


  On January 2, 1996 the Fund announced a distribution of $0.28 per share payable on January 10, 1996 to shareholders of record December 29, 1995. Including this distribution, our total distribution to shareholders for tax purposes in 1995 was $1.09. Of this figure, $0.95 was ordinary income (net investment income of $0.39 and net short-term capital gains of $0.56) and $0.14 was a long-term capital gain. The latest distribution brings our total payout since the Fund's inception to $10.23.

  For the first nine years of full operations ended December 31, 1995, The Zweig Fund showed a total return on net asset value of 186% (12.4% on a compounded annualized basis), including reinvested distributions. Our average equity exposure for the nine years was 56%.

  If a shareholder had invested $10,000 (1,000 shares) at the time of the Fund's Initial Public Offering in October, 1986, the market value of these holdings, including reinvested distributions, would have appreciated to $27,203 (2,418 shares) as of December 31, 1995.

                                MARKET OUTLOOK


  Last year was one for the record books. Stocks soared to new highs with hardly a pause or a stumble. The Dow Jones Industrial Average had its best year since 1975 and the S&P 500 Index made its strongest showing since 1958-- outperforming no less than 91% of all equity mutual funds. After a dismal 1994, bonds achieved their second best performance since 1925.

  I don't believe this year will be as good as 1995 but I think the market will do O.K. The economy is fairly weak and that should be helpful. It makes it more likely that the Fed will loosen--and lower interest rates should be a plus. Also, the large amount of money pouring into mutual funds should provide a bullish prop for stocks. Meanwhile, there has been a slight shrinkage in the supply of stocks as a result of takeovers and corporate buybacks, another plus.

  Not every indicator is positive. There are some pockets in the sentiment area where I would like to see more pessimism. I am also not happy about the recent bouts of speculation with Internet stocks and the number of new issues. Also, a weaker economy could bring reduced earnings. There are always negatives and positives. Right now I think the positives outweigh the negatives.

  I do think we will see more volatility and I am guessing that a time will come during the year when we will have to cut back. In the midst of all the bullish news, it is important to remember that the markets have gone more than five years without even a 10% correction--the longest such run ever. My 34 years following the markets have taught me that the markets are ultimately cyclical. Historically, patterns of growth are invariably punctuated by periodic and often painful declines.

  While I am somewhat more than moderately bullish at this writing, I will pay close attention to what my indicators are saying. As a defensive money manager, I will always be prepared to reduce our exposure if my indicators point to changing conditions and rising risk.

                             PORTFOLIO COMPOSITION


  As has been the case since the beginning of 1995, the majority of our stocks continue to be selected on the basis of a proprietary computer-driven stock-picking model that employs various criteria to rank the most liquid stocks with the highest dividend yields.

  Since July 5, 1995, Carlton Neel has been responsible for the implementation of our bond investment policy. He also serves as portfolio manager of two of our open end funds--Zweig Managed Assets and Government Securities Series. Prior to joining us, he was a Vice President with J.P. Morgan & Co., Inc.

  Generally speaking, our positions in oil, utilities, telecommunications, aerospace, and chemicals increased during the fourth quarter while holdings declined in paper and forest products, manufacturing, and banking.

  Oil continues to be our leading industry group, followed closely by utilities. Other top-ranking categories include chemicals, paper and forest products, telecommunications, and aerospace.

  Our largest individual position is in Telefonica de Espana which we acquired for our portfolio in the fourth quarter. Telefonica provides telecommunications to industrial, residential, and municipal companies throughout Spain. It also produces a wide range of information age products ranging from mobile phones and telefaxes to audio-visual communications.

  Other leading individual positions include two major chemical corporations whose products are sold world-wide--du Pont and Union Carbide. In addition to being a large producer of chemicals and nylon, du Pont is widely involved in energy sources such as petroleum and coal. Union Carbide's major products include plastics as well as chemicals.

  We also hold prominent positions in such international oil and gas companies as Mobil and British Petroleum, and Atlantic Richfield, which is primarily based in the United States.

  Rounding out our top ten individual holdings are BankAmerica, which provides retail and wholesale banking services in the western U.S. and does business with corporate and institutional customers world-wide; Sprint, a significant factor in domestic and international telecommunications; Phelps Dodge, a major copper and copper products producer whose activities encompass 25 countries; and Burlington Northern Santa Fe, whose rail transport system spans 25 western states and two Canadian provinces.

Sincerely,

/s/ Martin E. Zweig
Martin E. Zweig, Ph.D.
Chairman

                              THE ZWEIG FUND, INC.

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1995

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------
COMMON STOCKS                                     64.01%
AEROSPACE & DEFENSE                                4.13%
  Lockheed Martin Corp. ................................   40,115  $  3,169,085
  Northrop Grumman Corp. ...............................   78,200     5,004,800
  Raytheon Co. .........................................   64,600     3,052,350
  Rockwell International Corp. .........................   89,900     4,753,462
  Textron, Inc. ........................................   38,300     2,585,250
  Thiokol Corp. ........................................    5,400       182,925
  United Technologies Corp. ............................   40,800     3,870,900
                                                                   ------------
                                                                     22,618,772
                                                                   ------------
AUTOMOTIVE                                         0.76%
  General Motors Corp. .................................   79,000     4,177,125
                                                                   ------------
BANKS                                              3.39%
  BankAmerica Corp. ....................................   94,400     6,112,400
  Chemical Banking Corp. ...............................   92,300     5,422,625
  Citicorp .............................................   80,900     5,440,525
  Republic New York Corp. ..............................   26,000     1,615,250
                                                                   ------------
                                                                     18,590,800
                                                                   ------------
CHEMICALS                                          5.92%
  ARCO Chemical Co. ....................................   21,900     1,064,888
  Dow Chemical Co. .....................................   72,000     5,067,000
  du Pont (E.I.) de Nemours & Co. ......................   89,900     6,281,762
  Eastman Chemical Co. .................................   76,600     4,797,075
  Goodrich (B.F.) & Co. ................................   35,300     2,404,812
  Imperial Chemical Industries Plc, ADR ................   36,400     1,701,700
  Lyondell Petrochemical Co. ...........................   66,500     1,521,188
  Olin Corp. ...........................................   48,400     3,593,700
  Union Carbide Corp. ..................................  159,400     5,977,500
                                                                   ------------
                                                                     32,409,625
                                                                   ------------
CONGLOMERATES                                      0.83%
  Xerox Corp. ..........................................   33,100     4,534,700
                                                                   ------------
CONSTRUCTION & FARM EQUIPMENT                      0.50%
  Deere & Co. ..........................................   77,100     2,717,775
                                                                   ------------
CONSUMER DURABLES                                  0.44%
  Goodyear Tire & Rubber Co. ...........................   42,300     1,919,363
  Outboard Marine Corp. ................................    5,800       118,175
  SPX Corp. ............................................    6,000        95,250
  Toro Co. .............................................    8,200       269,575
                                                                   ------------
                                                                      2,402,363
                                                                   ------------

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------
FINANCE & FINANCIAL SERVICES                       0.58%
  American Bankers Insurance Group, Inc. ...............  25,300   $    986,700
  Fremont General Corp. ................................  20,400        749,700
  PHH Corp. ............................................  18,500        864,875
  Quick & Reilly Group, Inc. ...........................  13,900        284,950
  Raymond James Financial, Inc. ........................  15,000        316,875
                                                                   ------------
                                                                      3,203,100
                                                                   ------------
FOOD & BEVERAGE                                    0.82%
  Adolph Coors Co., Class B.............................  26,600        588,525
  Michael Foods, Inc. ..................................   5,200         60,450
  Unilever N.V. ........................................  27,400      3,856,550
                                                                   ------------
                                                                      4,505,525
                                                                   ------------
HEALTHCARE                                         0.70%
  Baxter International, Inc. ...........................  67,200      2,814,000
  McKesson Corp. .......................................  19,900      1,007,438
                                                                   ------------
                                                                      3,821,438
                                                                   ------------
INVESTMENT COMPANIES                               1.78%
  Alliance Global Environment Fund......................  23,600        238,950
  Blue Chip Value Fund, Inc. ...........................  29,700        226,462
  Clemente Global Growth Fund, Inc. ....................  23,400        195,975
  Emerging Germany Fund, Inc............................  26,200        189,950
  Emerging Markets Infrastructure Fund, Inc. ...........  42,800        449,400
  First Australia Fund, Inc. ...........................   8,100         66,825
  France Growth Fund, Inc. .............................  56,900        561,888
  Gabelli Equity Trust Inc..............................  58,100        544,688
  Gabelli Global Multimedia Trust Fund..................  15,700        105,975
  Global Health Sciences Fund, Inc. ....................  52,200        867,825
  Growth Fund Spain, Inc. ..............................  18,300        196,725
  India Growth Fund, Inc. ..............................   5,200         66,950
  John Hancock Bank & Thrift Opportunity Fund...........  28,900        711,662
  Korean Investment Fund, Inc. .........................  13,100        132,638
  Liberty All-Star Growth Fund, Inc. ...................  36,700        344,062
  Morgan Stanley Asia-Pacific Fund, Inc. ...............  26,200        350,425
  New Age Media Fund, Inc. .............................  31,400        467,075
  Pilgrim Regional Bank Shares, Inc. ...................  20,800        267,800
  Preferred Income Fund, Inc. ..........................  12,900        174,150
  Royce Value Trust, Inc. ..............................  13,755        165,060
  Salomon Brothers Fund, Inc. ..........................  52,200        698,175
  Scudder New Europe Fund, Inc. ........................  39,100        444,763
  Templeton China World Fund, Inc. .....................  13,000        138,125
  Templeton Dragon Fund, Inc. ..........................  33,900        453,413

                              THE ZWEIG FUND, INC.

                               DECEMBER 31, 1995

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------
INVESTMENT COMPANIES--(Continued)
  Swiss Helvetia Fund, Inc. ............................   44,300  $    941,375
  Tri-Continental Corp. ................................   33,900       766,987
                                                                   ------------
                                                                      9,767,323
                                                                   ------------
MANUFACTURING                                      1.92%
  Avery Dennison Corp. .................................   29,300     1,468,662
  Crane Co. ............................................   12,500       460,938
  Duriron Co., Inc. ....................................   15,600       364,650
  Gleason Corp. ........................................   18,300       594,750
  Harsco Corp. .........................................   10,400       604,500
  Johnson Controls, Inc. ...............................   22,200     1,526,250
  Parker-Hannifin Corp. ................................   84,700     2,900,975
  TRW, Inc. ............................................   33,300     2,580,750
                                                                   ------------
                                                                     10,501,475
                                                                   ------------
METALS & MINING                                    3.72%
  Aluminum Company of America...........................   94,300     4,986,113
  Cyprus Amax Minerals Co. .............................  101,600     2,654,300
  Lukens, Inc. .........................................   17,700       508,875
  Phelps Dodge Corp. ...................................   95,100     5,919,975
  Reynolds Metals Co. ..................................   73,300     4,150,612
  USX-U.S. Steel Group..................................   70,300     2,161,725
                                                                   ------------
                                                                     20,381,600
                                                                   ------------
OIL & OIL SERVICES                                12.63%
  Amoco Corp. ..........................................   45,800     3,291,875
  Atlantic Richfield Co. ...............................   49,400     5,471,050
  British Petroleum Co., Plc, ADR.......................   56,500     5,770,062
  Chevron Corp. ........................................   75,000     3,937,500
  Elf Aquitaine, ADR....................................  102,400     3,763,200
  Exxon Corp. ..........................................   58,300     4,671,288
  Halliburton Co. ......................................  101,000     5,113,125
  Helmerich & Payne, Inc. ..............................   32,700       972,825
  Kerr-McGee Corp. .....................................   85,500     5,429,250
  Louisiana Land & Exploration Co. .....................   52,200     2,238,075
  Mobil Corp. ..........................................   55,100     6,171,200
  Nova Corp. ...........................................   48,900       391,200
  Occidental Petroleum Corp. ...........................  213,900     4,572,112
  Repsol S.A., ADR......................................  133,800     4,398,675
  Sun, Inc. ............................................  122,700     3,358,913
  Tidewater, Inc. ......................................  164,700     5,188,050
  USX-Marathon Group, Inc. .............................  228,100     4,447,950
                                                                   ------------
                                                                     69,186,350
                                                                   ------------

                                                       NUMBER OF      VALUE
                                                        SHARES       (NOTE 1)
                                                       ---------   ------------
PAPER & FOREST PRODUCTS                          5.24%
  Boise Cascade Corp. ................................   47,600    $  1,648,150
  Bowater, Inc. ......................................   71,300       2,531,150
  Chesapeake Corp. ...................................   20,500         607,312
  Consolidated Papers, Inc. ..........................   35,000       1,964,375
  Federal Paper Board Co., Inc. ......................   51,700       2,681,938
  Glatfelter (P.H.) & Co. ............................   12,600         215,775
  International Paper Co. ............................  105,500       3,995,812
  James River Corp. of Virginia.......................   70,600       1,703,225
  Longview Fibre Co. .................................   25,100         407,875
  Mead Corp. .........................................   34,300       1,792,175
  Sonoco Products Co. ................................   72,800       1,911,000
  Westvaco Corp. .....................................   83,950       2,329,613
  Weyerhaeuser Co. ...................................   84,600       3,658,950
  Willamette Industries, Inc. ........................   57,800       3,251,250
                                                                   ------------
                                                                     28,698,600
                                                                   ------------
RETAIL TRADE & SERVICES                          0.34%
  CPI Corp. ..........................................   12,300         196,800
  Giant Food, Inc., Class A ..........................   17,300         544,950
  Ross Stores, Inc. ..................................   58,500       1,118,812
                                                                   ------------
                                                                      1,860,562
                                                                   ------------
TECHNOLOGY                                       2.77%
  Applied Materials, Inc. ............................   20,800(a)      819,000
  Dell Computer Corp. ................................   36,000(a)    1,246,500
  Digital Equipment Corp. ............................   51,800(a)    3,321,675
  Harris Corp. .......................................   63,200       3,452,300
  Intel Corp. ........................................   22,800       1,293,900
  International Business Machines Corp. ..............   30,000       2,752,500
  Microsoft Corp. ....................................   25,800(a)    2,263,950
                                                                   ------------
                                                                     15,149,825
                                                                   ------------
TELECOMMUNICATIONS                               4.46%
  Cable & Wireless Ltd. Co., ADR......................   69,900       1,476,637
  Cincinnati Bell Inc. ...............................   41,300       1,435,175
  GTE Corp. ..........................................  109,800       4,831,200
  NYNEX Corp. ........................................   76,300       4,120,200
  Sprint Corp. .......................................  152,900       6,096,888
  Telefonica de Espana, S.A., ADS.....................  154,600       6,473,875
                                                                   ------------
                                                                     24,433,975
                                                                   ------------

                              THE ZWEIG FUND, INC.

                               DECEMBER 31, 1995

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------
TEXTILES                                           0.06%
  Guilford Mills, Inc. .................................    2,800  $     57,050
  Interface, Inc., Class A..............................   17,000       289,000
                                                                   ------------
                                                                        346,050
                                                                   ------------
TRANSPORTATION                                     2.00%
  Atlantic Southeast Airlines, Inc. ....................   61,800     1,328,700
  Burlington Northern Santa Fe Corp. ...................   74,300     5,795,400
  CSX Corp. ............................................   84,500     3,855,312
                                                                   ------------
                                                                     10,979,412
                                                                   ------------
UTILITIES--ELECTRIC & NATURAL GAS                 11.02%
  Baltimore Gas & Electric Co. .........................   37,900     1,080,150
  CINergy Corp. ........................................  108,500     3,322,812
  Detroit Edison Co. ...................................  139,900     4,826,550
  DQE, Inc. ............................................   60,650     1,864,987
  Eastern Enterprises...................................   22,000       775,500
  FPL Group, Inc. ......................................   78,600     3,645,075
  General Public Utilities Corp. .......................   69,300     2,356,200
  Illinova Corp. .......................................   63,400     1,902,000
  MCN Corp. ............................................   37,300       867,225
  New England Electric Systems, Inc. ...................   23,500       931,188
  New York State Electric & Gas Co. ....................  101,900     2,636,663
  NIPSCO Industries, Inc. ..............................   54,800     2,096,100
  Noram Energy Corp. ...................................  173,100     1,536,262
  Northeast Utilities Corp. ............................   31,200       760,500
  ONEOK, Inc. ..........................................   14,300       327,113
  Pacific Enterprises...................................  157,100     4,438,075
  Panhandle Eastern Corp. ..............................  195,500     5,449,563
  PECO Energy Co. ......................................   58,200     1,753,275
  Pinnacle West Capital Corp. ..........................   59,100     1,699,125
  Portland General Corp. ...............................  156,000     4,543,500
  PP&L Resources, Inc. .................................   44,700     1,117,500
  Public Service Co. of Colorado........................   32,200     1,139,075
  Rochester Gas & Electric Corp. .......................   33,900       766,987
  San Diego Gas & Electric Co. .........................   40,100       952,375
  Southwest Gas Corp. ..................................   48,000       846,000
  Tenneco, Inc. ........................................   60,100     2,982,462
  Transcanada Pipelines Ltd. ...........................   76,000     1,045,000
  Unicom Corp. .........................................  129,900     4,254,225
  United Illuminating Co. ..............................   13,000       485,875
                                                                   ------------
                                                                     60,401,362
                                                                   ------------
   Total Common Stocks (Cost $316,947,476)........................  350,687,757
                                                                   ------------

                                                      PRINCIPAL      VALUE
                                                       AMOUNT       (NOTE 1)
                                                     -----------  ------------
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS 17.65%
  Federal Home Loan Mortgage Corp., 7.61%, 9/1/2004. $ 1,100,000  $  1,127,610
  Federal National Mortgage Association, 6.48%,
   2/18/2004........................................   1,100,000     1,110,947
  Federal National Mortgage Association, 6.90%,
   3/10/2004........................................   1,300,000     1,315,519
  Federal National Mortgage Association, 6.85%,
   4/5/2004.........................................   2,765,000     2,931,025
  Federal National Mortgage Association, 7.60%,
   4/14/2004........................................   1,810,000     1,848,527
  United States Treasury Bonds, 8.125%, 8/15/2019...   5,000,000     6,289,060
  United States Treasury Bonds, 7.50%, 11/15/2024...   2,900,000     3,484,527
  United States Treasury Bonds, 7.625%, 2/15/2025...   9,900,000    12,099,642
  United States Treasury Notes, 4.625%, 2/15/96.....     700,000       700,438
  United States Treasury Notes, 4.25%, 5/15/96......       5,000         4,986
  United States Treasury Notes, 6.125%, 5/15/98.....  10,000,000    10,200,000
  United States Treasury Notes, 6.125%, 7/31/2000...  18,000,000    18,540,000
  United States Treasury Notes, 6.250%, 8/31/2000...  13,000,000    13,459,043
  United States Treasury Notes, 7.50%, 2/15/2005....  14,000,000    15,894,354
  United States Treasury Notes, 6.50%, 5/15/2005....   7,200,000     7,674,739
                                                                  ------------
   TOTAL UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $92,146,693)..........................................    96,680,417
                                                                  ------------
SHORT-TERM INVESTMENTS                        17.61%
  Campbell Soup Co., 5.68%, 1/5/96..................  15,000,000    14,990,533
  Exxon Asset Management Corp., 5.65%, 1/3/96.......   5,800,000     5,798,180
  Ford Motor Credit Co., 5.80%, 1/2/96..............   6,500,000     6,498,953
  Gannett Co., 5.80%, 1/10/96.......................   5,500,000     5,492,025
  Gannett Co., 5.65%, 1/11/96.......................  15,000,000    14,976,458
  Met Life Funding, Inc., 5.77%, 1/8/96.............   9,300,000     9,289,566
  Pfizer, Inc., 5.65%, 1/12/96......................   9,600,000     9,583,427
  Philip Morris Capital Corp., 5.95%, 1/4/96........   9,900,000     9,895,091
  Raytheon Co., 5.93%, 1/5/96.......................  10,000,000     9,993,411
  US West Telecommunications, Inc., 5.82%, 1/9/96...  10,000,000     9,987,067
                                                                  ------------
   TOTAL SHORT-TERM INVESTMENTS (Cost $96,504,711)..............    96,504,711
                                                                  ------------
TOTAL INVESTMENTS (Cost $505,598,880)...............       99.27%  543,872,885
CASH AND OTHER ASSETS, LESS LIABILITIES.............        0.73     4,012,898
                                                     -----------  ------------
NET ASSETS (Equivalent to $11.06 per share based on
 49,550,369 shares of capital stock outstanding)....      100.00% $547,885,783
                                                     ===========  ============

--------
(a) Non-income producing security.

                              THE ZWEIG FUND, INC.

                      STATEMENT OF NET ASSETS--(CONCLUDED)
                               DECEMBER 31, 1995

  For Federal income tax purposes, the tax basis of investments owned at December 31, 1995 was $505,737,272 and unrealized appreciation on investments consisted of:

      Gross unrealized appreciation................................ $40,778,048
      Gross unrealized depreciation................................  (2,642,435)
                                                                    -----------
      Net unrealized appreciation.................................. $38,135,613
                                                                    ===========

                       See notes to financial statements.

                              THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1995

ASSETS:
  Investments, at value (identified cost $505,598,880)............. $543,872,885
  Cash.............................................................    1,224,454
  Dividends and interest receivable................................    2,916,756
  Deposit at broker for short sales................................    1,073,808
                                                                    ------------
    Total Assets...................................................  549,087,903
                                                                    ------------
LIABILITIES:
  Payable for investments purchased................................      505,720
  Accrued advisory fees (Note 3)...................................      392,751
  Other accrued expenses...........................................      303,649
                                                                    ------------
    Total Liabilities..............................................    1,202,120
                                                                    ------------
NET ASSETS......................................................... $547,885,783
                                                                    ============
NET ASSET VALUE, PER SHARE:
  ($547,885,783 / 49,550,369 shares outstanding--Note 4)...........       $11.06
                                                                          ======
Net Assets consist of:
  Capital paid-in.................................................. $496,223,500
  Undistributed net investment income..............................    4,127,891
  Undistributed net realized gain on investments...................    9,260,387
  Net unrealized appreciation on investments.......................   38,274,005
                                                                    ------------
                                                                    $547,885,783
                                                                    ============


                       See notes to financial statements.

                              THE ZWEIG FUND, INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

Investment Income:
  Income:
    Dividends...................................................... $ 8,348,276
    Interest.......................................................  16,633,259
                                                                    -----------
      Total Income.................................................  24,981,535
                                                                    -----------
  Expenses:
    Investment advisory fees (Note 3)..............................   4,391,733
    Administration fees (Note 3)...................................     721,242
    Transfer agent fees............................................     438,354
    Printing and postage expenses..................................     310,686
    Professional fees (Note 3).....................................      85,523
    Custodian fees.................................................     110,214
    Directors' fees and expenses (Note 3)..........................      51,264
    Miscellaneous..................................................     181,340
                                                                    -----------
      Total Expenses...............................................   6,290,356
                                                                    -----------
        Net Investment Income......................................  18,691,179
                                                                    -----------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments (Note 2):
    Securities transactions........................................  29,722,150
    Futures transactions...........................................   4,535,976
                                                                    -----------
        Net realized gain on investments...........................  34,258,126
  Increase in unrealized appreciation on investments...............  34,291,057
                                                                    -----------
    Net realized and unrealized gain on investments................  68,549,183
                                                                    -----------
    Net increase in net assets resulting from operations........... $87,240,362
                                                                    ===========


                       See notes to financial statements.

                              THE ZWEIG FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE YEARS ENDED DECEMBER 31
                                              -------------------------------
                                                   1995             1994
                                                   ----             ----
Increase (Decrease) In Net Assets:
  Operations:
    Net investment income.................... $    18,691,179  $    11,269,495
    Net realized gain on investments.........      34,258,126       40,463,314
    Increase (decrease) in unrealized appre-
     ciation on investments..................      34,291,057      (63,271,850)
                                              ---------------  ---------------
      Net increase (decrease) in net assets
       resulting from operations.............      87,240,362      (11,539,041)
                                              ---------------  ---------------
  Dividends and distributions to shareholders
   from:
    Net investment income....................     (24,654,850)      (1,178,509)
    Net realized gains on investments........     (27,081,681)     (51,758,709)
                                              ---------------  ---------------
      Total dividends and distributions to
       shareholders..........................     (51,736,531)     (52,937,218)
                                              ---------------  ---------------
  Capital share transactions:
    Net asset value of shares issued to
     shareholders in reinvestment of divi-
     dends from net investment income and
     distributions from net realized gains
     (Note 4)................................      20,378,445       21,667,228
                                              ---------------  ---------------
    Increase in net assets derived from capi-
     tal share transactions..................      20,378,445       21,667,228
                                              ---------------  ---------------
  Net increase (decrease) in net assets......      55,882,276      (42,809,031)
Net Assets:
  Beginning of year..........................     492,003,507      534,812,538
                                              ---------------  ---------------
  End of year (including undistributed net
   investment income of $4,127,891 and
   $10,091,562, respectively)................    $547,885,783     $492,003,507
                                              ===============  ===============


                       See notes to financial statements.

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 A. Portfolio Valuation

  Portfolio securities (including stock options and short sales) which are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased, are valued at amortized cost. Futures and options thereon which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, and other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

 B. Security Transactions and Investment Income

  Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Realized gains or losses on sales of investments are determined on the identified cost basis for accounting and tax purposes.

 C. Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

  The Fund may purchase and sell stock index and other futures contracts based upon financial instruments, and the Fund may purchase and sell stock index options, for hedging purposes. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. Short Sales

  The Fund may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund engages in a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest which the Fund may have to pay in connection with such short sales are recorded as expenses. While the short sales are outstanding, the Fund pledges cash and securities to cover its margin requirements. At December 31, 1995, cash of $1,073,808 was on deposit, in an interest bearing account, with a broker to cover any short sales the Fund may enter into.

 E. Federal Income Taxes

  The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

NOTE 2--PORTFOLIO TRANSACTIONS

  During the year ended December 31, 1995, the Fund entered into purchase and sale transactions, excluding short-term investments and futures transactions, as follows:

      Cost of Purchases............................................ $718,474,718
                                                                    ============
      Proceeds from Sales.......................................... $513,503,022
                                                                    ============

NOTE 3--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  a) Investment Advisory Fees: The Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser, Zweig Advisors Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. Certain directors and officers of the Fund are also directors and officers of the Investment Adviser.

                             THE ZWEIG FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  For the services provided by the Investment Adviser under the Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.85 of 1% of the Fund's average daily net assets. During the year ended December 31, 1995, the Fund accrued advisory fees of $4,391,733.

  b) Administration Fees: Zweig/Glaser Advisers (the "Administrator") serves as the Fund's administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries.

  Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13 of 1% (0.15 of 1% prior to July 1, 1995) of the Fund's average daily net assets. During the year ended December 31, 1995, the Fund accrued administration fees of $721,242.

  c) Directors' Fees: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $8,000 per year plus $1,000 per Director's or committee meeting attended, together with the actual out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

  d) Legal Fees: The Fund accrued legal fees of $15,066 during the year ended December 31, 1995, for the services of Rosenman & Colin LLP, of which Robert
E. Smith, Director of the Fund, is a partner.

  e) Brokerage Commissions: During the year ended December 31, 1995, the Fund paid Watermark Securities, Inc. brokerage commissions of $225,075 in connection with portfolio transactions effected through them.

NOTE 4--CAPITAL STOCK AND REINVESTMENT PLAN

  At December 31, 1995, the Fund has one class of common stock, par value $0.10 per share, of which 100,000,000 shares are authorized and 49,550,369 shares are outstanding.

  Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Bank of New York (the "Bank") as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by the Bank, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the years ended December 31, 1995 and 1994, 1,927,949 and 1,844,637 shares, respectively, were issued pursuant to the Plan.

  The Fund announced on January 2, 1996 a distribution of $0.28 per share (representing long-term capital gains and net investment income) to shareholders of record December 29, 1995. This distribution has an ex-dividend date of January 4, 1996, payable January 10, 1996.

NOTE 5--FINANCIAL HIGHLIGHTS
  Selected data for a share outstanding throughout each year:

                                         YEAR ENDED DECEMBER 31
                              -------------------------------------------------
                                1995      1994       1993      1992      1991
                              --------  --------   --------  --------  --------
PER SHARE DATA:
Net asset value, beginning
 of year....................  $  10.33  $  11.68   $  11.36  $  12.40  $  10.48
                              --------  --------   --------  --------  --------
INCOME FROM INVESTMENT OPER-
 ATIONS:
Net investment income.......      0.39      0.24       0.13      0.20      0.26
Net realized and unrealized
 gains (losses) on invest-
 ments......................      1.41     (0.45)      1.41     (0.10)     2.78
                              --------  --------   --------  --------  --------
Total from investment opera-
 tions......................      1.80     (0.21)      1.54      0.10      3.04
                              --------  --------   --------  --------  --------
Less Dividends and Distribu-
 tions:
Dividends from net invest-
 ment income................     (0.51)    (0.03)     (0.22)    (0.10)    (0.30)
Distributions from net real-
 ized gains on investments..     (0.56)    (1.11)     (1.00)    (1.04)    (0.82)
                              --------  --------   --------  --------  --------
Total Dividends and Distri-
 butions....................     (1.07)    (1.14)     (1.22)    (1.14)    (1.12)
                              --------  --------   --------  --------  --------
  Net asset value, end of
   year.....................  $  11.06  $  10.33   $  11.68  $  11.36  $  12.40
                              ========  ========   ========  ========  ========
  Market value, end of
   year*....................  $  11.25  $ 10.375   $  13.75  $  13.00  $  13.75
                              ========  ========   ========  ========  ========
Total investment return.....     19.83%   (16.95)%    16.59%     3.61%    37.42%
                              ========  ========   ========  ========  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).................  $547,886  $492,004   $534,813  $500,101  $526,252
Ratio of expenses to average
 net assets.................      1.22%     1.25%      1.23%     1.26%     1.28%
Ratio of net investment in-
 come to average net assets.      3.62%     2.24%      1.18%     1.73%     2.37%
Portfolio turnover rate.....     160.2%    257.0%     235.5%    172.5%    144.3%

--------
* Closing Price--New York Stock Exchange.

NOTE 6--SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
  Shown in total dollars and per common share:

                                                                                    NET INCREASE
                                                              NET REALIZED          (DECREASE) IN
                              TOTAL             NET          AND UNREALIZED          NET ASSETS
                            INVESTMENT       INVESTMENT        GAIN (LOSS)         RESULTING FROM
                              INCOME           INCOME        ON INVESTMENTS          OPERATIONS
                         ---------------- ---------------- --------------------  --------------------
1995-Quarter Ended
  12/31/95.............. $6,151,714 $0.13 $4,592,548 $0.10  $12,405,212   $0.25   $16,997,760   $0.35
  09/30/95..............  5,777,215  0.12  4,145,753  0.08   18,934,694    0.39    23,080,447    0.47
  06/30/95..............  6,302,055  0.15  4,761,003  0.10   23,760,626    0.49    28,521,629    0.59
  03/31/95..............  6,750,551  0.14  5,191,875  0.11   13,448,651    0.28    18,640,526    0.39
1994-Quarter Ended
  12/31/94..............  5,639,871  0.12  4,044,984  0.09   (3,524,794)  (0.08)      520,190    0.01
  09/30/94..............  4,973,809  0.11  3,412,314  0.07    9,142,331    0.19    12,554,645    0.26
  06/30/94..............  3,742,866  0.08  2,256,620  0.05  (12,726,865)  (0.26)  (10,470,245)  (0.21)
  03/31/94..............  3,210,824  0.07  1,555,577  0.03  (15,699,208)  (0.30)  (14,143,631)  (0.27)

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Zweig Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of The Zweig Fund, Inc., including the statement of net assets, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Zweig Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.
New York, New York
February 1, 1996

                             THE ZWEIG FUND, INC.
                               YEAR-END RESULTS
                                  (UNAUDITED)

                                TOTAL RETURN ON
                                   NET ASSET    NET ASSET    NYSE      PREMIUM
                                     VALUE        VALUE   SHARE PRICE (DISCOUNT)
                                --------------- --------- ----------- ----------
Year Ended 12/31/95............      18.3%       $11.06     $11.25        1.7%
Year Ended 12/31/94............      (2.7%)       10.33      10.375       0.4%
Year Ended 12/31/93............      13.3%        11.68      13.75       17.7%
Year Ended 12/31/92............       0.4%        11.36      13.00       14.4%
Year Ended 12/31/91............      30.1%        12.40      13.75       10.9%
Year Ended 12/31/90............       1.9%        10.48      11.00        5.0%
Year Ended 12/31/89............      22.3%        11.43      12.375       8.3%
Year Ended 12/31/88............      17.9%        10.35      10.375       0.2%
Year Ended 12/31/87............      14.7%         9.73       9.00       (7.5%)
Inception 10/2/86-12/31/86.....      (0.4%)        9.31       9.125      (2.0%)

-------------------------------------------------------------------------------
KEY INFORMATION

1-800-432-8224    THE BANK OF NEW YORK:
                  For questions regarding shareholder accounts
                  P.O. Box 11258
                  Church Street Station
                  New York, NY 10286-1158

(212) 644-2188    THE ZWEIG FUND HOT LINE:
                  For updates on net asset value, share price, major industry groups and other key information

1-800-272-2700    ZWEIG SHAREHOLDER RELATIONS:
                  For general information and literature


                               REINVESTMENT PLAN

   Many of you have questions about the reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name" to consult your broker as soon as possible to determine if you must change registration into your own name to participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount of 10% or more from their net asset value.

OFFICERS AND DIRECTORS

Martin E. Zweig, Ph.D.
Chairman of the Board and
President

Jeffrey Lazar
Vice President and Treasurer

Stuart B. Panish
Vice President and Secretary

Edward S. Babbitt, Jr.
Director

Eugene J. Glaser
Director

Elliot S. Jaffe
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

INVESTMENT ADVISER
Zweig Advisors Inc.
900 Third Avenue
New York, New York 10022

FUND ADMINISTRATOR
Zweig/Glaser Advisers
5 Hanover Square
New York, New York 10004

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
48 Wall Street
New York, New York 10015

LEGAL COUNSEL
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

  This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


                     [LOGO OF THE ZWEIG FUND APPEARS HERE]


                                 ANNUAL REPORT
                              -----------------
                               DECEMBER 31, 1995